SCHEDULE 14-A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant (X) Filed by a Party other than the Registrant ( ) Check the appropriate box:

(   )    Preliminary Proxy Statement
( X )    Definitive Proxy Statement
(   )    Definitive Additional Materials
(   )    Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12
(   )    Confidential, For Use of the Commission Only (as permitted by Rule
         14a-6(e)(2))

                            COLONIAL COMMERCIAL CORP.
                (Name of Registrant as Specified In Its Charter)

                   James W. Stewart, Executive Vice President
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

(X )   No fee required.
(  )   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
       0-11.

     1)    Title of each class of securities to which transaction applies:
           ...............................................................

     2)    Aggregate number of securities to which transaction applies:
           ...............................................................

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined:
           ...............................................................

     4)    Proposed maximum aggregate value of transaction:
           ...............................................................

     5)    Total fee paid:
           ...............................................................

(   )  Fee paid previously with preliminary materials.
(   )  Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)      Amount Previously Paid:
               ................................

       2)      Form, Schedule or Registration Statement No.:
               ................................

       3)      Filing Party:
               ................................

       4)      Date Filed:
               ................................

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  JUNE 7, 2000

           To the holders of Common Stock and Convertible Preferred Stock:

           NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Colonial Commercial Corp. will be held at the Holiday Inn, Rockville Centre, New York on June 7, 2000 at 10:30 A.M. local time, for the following purposes:

           1. To elect five Common Stock directors to serve for the term set forth in the accompanying proxy statement.

           2. To elect four Preferred Stock directors to serve for the term set forth in the accompanying proxy statement.

           3. To consider and act upon a proposal to ratify the selection by the Company's Board of Directors of KPMG LLP as the independent public accountants of the Company for the fiscal year ending December 31, 2000.

           4. To transact such other business as may properly come before the meeting or any adjournments thereof.

           Only holders of record of shares of Common Stock and Convertible Preferred Stock at the close of business on April 21, 2000 are entitled to notice of and to vote at the meeting. Only holders of shares of Common Stock will be entitled to vote for the election of Common Stock directors and only holders of Convertible Preferred Stock will be entitled to vote for the election of Preferred Stock directors.

           A proxy statement and proxy form are enclosed herewith. A copy of the Company's Annual Report, including consolidated financial statements, has been mailed to all shareholders with this Notice of Annual Meeting.

                                         By Order of the Board of Directors,
Levittown, New York                      James W. Stewart
April 21, 2000                           Secretary

--------------------------------------------------------------------------------
IMPORTANT
--------------------------------------------------------------------------------
You are cordially invited to attend the Annual Meeting. Whether or not you are planning to attend, please sign, date and return the accompanying proxy as soon as possible. A postage-paid, self-addressed envelope is enclosed for your convenience.

                         ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held On June 7, 2000

Proxy Statement

           This proxy statement is furnished in connection with the solicitation of proxies, in the form enclosed herewith by the Board of Directors of Colonial Commercial Corp., for use at the Annual Meeting of Shareholders to be held on June 7, 2000 at the Holiday Inn, Rockville Centre, New York at 10:30 A.M., or any adjournments thereof. This proxy statement and the enclosed form of proxy have been mailed to shareholders on or about April 28, 2000.

           All shares represented by a properly executed, unrevoked proxy received in time for the meeting will be voted in accordance with the directions specified thereon and, as to any other matter properly coming before the meeting (none of which is presently known to the Board of Directors), in accordance with the judgment of the persons designated as proxies. Each proxy given by a shareholder may be revoked by him at any time prior to exercise by written notice to the Secretary of the Company.

           Only holders of Common Stock may vote with respect to the election of Common Stock directors. Any proxy received from a holder of Common Stock on which no direction is specified will be voted in favor of the nominees for election as Common Stock directors listed in this proxy statement.

           Only holders of Convertible Preferred Stock may vote with respect to the election of Preferred Stock directors. Any proxy received from a holder of Convertible Preferred Stock on which no direction is specified will be voted in favor of the nominees for election as Preferred Stock directors listed in this proxy statement.

           Holders of Common Stock and Convertible Preferred Stock both may vote on the ratification of the selection of KPMG LLP as the Company's independent public accountants. Any proxy received from a holder of Common Stock and Convertible Preferred Stock on which no direction is specified will be voted in favor of the ratification of the selection of KPMG LLP as the Company's independent public accountants.

           The cost of solicitation of proxies will be borne by the Company. Proxies will be solicited personally by the officers, directors or regular employees of the Company, who will not be compensated for such services.

           A copy of the Company's Annual Report, including consolidated financial statements for the fiscal year ended December 31, 1999, has been mailed with this proxy statement to each holder of shares of Common Stock and Convertible Preferred Stock of record at the close of business on April 21, 2000, the record date fixed by the Board of Directors for the determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting.

           On such record date, the Company had 1,523,521outstanding shares of Common Stock and 1,532,525 shares of Convertible Preferred Stock. Each share of Common Stock is entitled to one vote for the election of Common stock directors, and each share of Convertible Preferred Stock is entitled to one vote for the election of Convertible Preferred Stock directors. Each share of Common Stock and each share of Convertible Preferred Stock is entitled to one vote on the ratification of the selection of KPMG LLP as the Company's independent public accountants, and on any other matter which may be properly presented at the meeting. The presence at the meeting in person or proxy, of the holders of one-third of the outstanding shares of Common Stock and one-third of the outstanding shares of Convertible Preferred Stock is necessary to constitute a quorum.

           The current members of the Company's Board of Directors, who have indicated that they intend to vote in favor of all of the Company's proposals, own 136,461 shares (9.0 %) of Common Stock and 189,161 shares (12.3 %) of Convertible Preferred Stock. (See Security Ownership of Certain Beneficial Owners and Management.)

           Election of Directors
           ---------------------

           The Company's Restated Certificate of Incorporation provides for the Board of Directors to be composed of two classes. One class of four directors is to be elected only by the holders of the Company's Convertible Preferred Stock and the other class of five directors is to be elected only by the holders of the Company's Common Stock. All directors will hold office for one year until the Annual Meeting next following their election and until their respective successors shall be elected and shall qualify.

           Unless authority to vote for the proposed slate of directors or any individual director is withheld, all shares represented by the accompanying proxy received from a holder of Common Stock will be voted for the election of Messrs. Gerald S. Deutsch, Bernard Korn, Paul Selden, Carl L. Sussman and James
W. Stewart and all shares represented by the accompanying proxy received from a holder of Convertible Preferred Stock will be voted for the election of Messrs. Jack Rose, Ronald Miller, William Koon and Donald K. MacNeill. The Company has no reason to believe that any of the nominees will become unavailable to serve as a director for any reason before the Annual Meeting. However, in the event that any of them shall become unavailable, the persons designated as proxies reserve the right to substitute another person of their choice when voting at the Annual Meeting.

           There are no family relationships among the directors, nominees or executive officers nor any arrangement or understanding between any such director or nominee and any other person pursuant to which any director or nominee was selected as such.

           The following table contains certain information with respect to each nominee for election as a member of the Board. The information as to principal occupation is in each instance based upon information furnished by each person. The term of each director elected at the meeting will expire at the 2001 Annual Meeting of Shareholders.

                                             Principal        Year First Elected
Name                         Age             Occupation           As Director
--------------------------------------------------------------------------------
Nominees for Election as
Common Stock Directors:

Gerald S. Deutsch             63            Certified Public             1988
                                        Accountant and Attorney

Bernard Korn                  75         Chairman of the Board,          1964
                                    President and Chief Executive
                                       Officer of the Company

Paul Selden                   55       President of Atlantic             1997
                                       Hardware and  Supply
                                           Corporation

Carl L. Sussman               75         Private Investor                1964

James W. Stewart              53        Executive Vice President,        1982
                                        Treasurer and Secretary
                                         of the Company

Nominees for Election
as Convertible Preferred
Stock Directors:

Jack Rose                     81          Private Investor               1983

Ronald Miller                 56          Partner, Miller                1983
                                        & Hearn, Attorneys

William Koon                  70     President, Lord's Enterprises,      1983
                                          Grain Merchants

Donald K. MacNeill            78          Retired Corporate              1988
                                             Executive

           Security Ownership of Certain Beneficial Owners and Management
           --------------------------------------------------------------

           The following table sets forth, as of April 21, 2000, information with respect to equity ownership by directors of the Company, holders of over 5% of a class of stock and of directors and officers of the Company as a group.



                              Common Stock**                 Convertible Preferred Stock
                              --------------                 ---------------------------

                              Amount  and                                     Amount and
                              Nature of                                       Nature of
Name of Beneficial            Beneficial                        Percent       Beneficial                Percent
Owner                         Ownership                        of  Class      Ownership*                of Class
------------------------------------------------------------------------------------------------------------------

Gerald S. Deutsch               15,000       (5)      (8)        (7)             1,141         (5)         (7)

William Koon                    23,082       (4)      (8)       1.30%           11,259                     (7)

Bernard Korn                   137,561       (1)      (8)       7.72%          119,694                    7.81%

Donald K. MacNeill              20,500                (8)       1.15%              -

Ronald H. Miller                12,000                (8)        (7)             3,696         (3)          (7)

Jack Rose                       31,196                (8)       1.75%           53,371                    3.48%

Paul Selden                     50,365       (6)      (8)       2.83%              -                        -

James W. Stewart                49,000                (8)       2.75%              -                        -

Carl L. Sussman                 55,257       (2)      (8)       3.10%              -                        -

All directors and
Officers as a group            393,961                (8)      22.12%          189,161                   12.34%



* For the purposes of this table, "Beneficial Ownership" is defined as set forth in rule 13d-3 under the Securities Exchange Act of 1934, as amended. Except as set forth in the following notes, each person listed in the table has sole voting and sole investment power with respect to the shares of Common Stock listed in the table.

**The shares of Common Stock listed in the table do not reflect the conversion of the Company's Convertible Preferred Stock. If all of such Convertible Preferred Stock were to be converted, the percentage of ownership of Mr. Korn, and all directors and officers as a group would be 7.76% and 17.60%, respectively.




(1) If Mr. Korn were to convert his Convertible Preferred Stock, his percentage of ownership of Common Stock would be 13.53%.

(2) Includes 6,270 shares of Common Stock owned by Mr. Sussman's wife, of which shares Mr. Sussman disclaims beneficial ownership.

(3) Includes 2,803 shares of Convertible Preferred Stock owned by Mr. Miller's wife, of which shares Mr. Miller disclaims beneficial ownership.

(4) Includes 10,600 shares of Common Stock and 5,000 shares of Convertible Preferred Stock owned by Mr. Koon's wife, of which shares Mr. Koon disclaims beneficial ownership.

(5) Includes 2,000 shares of Common Stock and 1,141 shares of Convertible Preferred Stock owned by Mr. Deutsch's wife, of which shares Mr. Deutsch disclaims beneficial ownership.

(6) Includes 2,915 shares of Common Stock owned jointly by Mr. Selden and his wife.

(7) Messrs. Deutsch, Miller and Koon each are the beneficial owners of less than one percent of the Company's outstanding securities, excluding securities held by, or for the account of, the Company or its subsidiaries, plus securities deemed outstanding pursuant to Rule 13d-(3)-(d)(1) of the Exchange Act. As a result, their respective percentages of ownership have not been disclosed.

(8)  Includes 87,000, 45,000, 45,000, 20,500 and 12,000 common shares subject to options which are exercisable within 60 days held by Messrs. Korn, Stewart, Selden, MacNeill and Deutsch, respectively, and 12,000 common shares, subject to options, which are exercisable within 60 days held by each of Messrs. Sussman, Koon, Rose and Miller and 257,500 common shares subject to options, which are exercisable within 60 days held by all directors and officers as a group.



Information Concerning Operation of the Board of Directors

During the year ended December 31, 1999, the Board of Directors had five meetings. All of the directors were present at all of such meetings during the period they served as directors.

Colonial Commercial Corp. has an Audit Committee, a Convertible Preferred Stock Directors Nominating Committee and Common Stock Directors Nominating Committee.

The members of the Audit Committee are Messrs. Ronald Miller (Chairman), Jack Rose, William Koon and Carl L. Sussman. This committee, which met once during 1999, is responsible for meeting with Colonial Commercial Corp.'s independent accountants to review the scope of the annual audit of Colonial Commercial Corp.'s books and records, reviewing the findings of the independent accountants upon completion of the annual audit, and reporting to the Board of Directors with respect to its meeting with the independent accountants.

The members of the Convertible Preferred Stock Directors Nominating Committee are Messrs. Jack Rose (Chairman), Ronald Miller and William Koon. This committee met once during 1999 and is responsible for recommending to the Board of Directors, the names of qualified persons to be nominated for election as directors of Colonial Commercial Corp., who are to be elected by the holders of the Convertible Preferred Stock. The members of the Common Stock Directors Nominating Committee are Messrs. Korn, Sussman and Stewart. This committee met once during 1999 and is responsible for recommending to the Board of Directors, the names of qualified persons to be nominated for election as directors of Colonial Commercial Corp., who are to be elected by the holders of the Common Stock.

Executive Officers of the Company
---------------------------------

The names, ages and positions of the Company's executive officers are listed below, along with a brief account of their business experience during the last five years. Officers are appointed annually by the Board of Directors at its first meeting following the Annual Meeting of Shareholders and from time to time at the pleasure of the Board. There are no family relationships among these officers, nor any arrangement or understanding between any such officers and any other person pursuant to which any of such officers were selected as executive officers.




Name, Age and Position                             Business Experience During  Past Five Years
----------------------------------------------------------------------------------------------
Bernard Korn, 75                                    From prior to January 1993 to
Chairman of the Board, President,                   present, Chairman of the Board and President,
Chief Executive Officer                             Chief Executive Officer of the Company

James W. Stewart, 53                                From prior to January 1993, Executive
Executive Vice President,                           Vice President, Treasurer and
Treasurer, Secretary                                Secretary of the Company


Paul Selden, 55                                     From prior to January 1993, President
President, Atlantic Hardware and                    of Atlantic Hardware and Supply Corporation
Supply Corporation

William Pagano, 61                                  From November 1997, President of
President, Universal Supply Group, Inc.             Universal Supply Group, Inc. Prior to November
                                                    1997, self-employed attorney

Tom Porter, 36                                      From prior to October 1997, Director of Operations of
President, Well-Bilt Steel Products, Inc.           Atlantic Hardware & Supply Corp. October 1997 to
                                                    September 1998, Vice Pres.-Director of Operations of Gym
                                                    Source. From September 1998 to April 1,2000, President and
                                                    owner of Management Consulting Services, Inc. From April 1,
                                                    2000, President of Well-Bilt Steel Products, Inc.



Executive Compensation
----------------------

The following table sets forth information about compensation paid or accrued by the Company during the fiscal years ended December 31, 1999, 1998 and 1997 to the Company's chief Executive Officer, James W. Stewart, Paul Selden and William Pagano, the only officers of the Company and its subsidiaries whose compensation exceeded $100,000.



Summary Compensation Table
--------------------------
                                                                               Long Term
                                                 Annual Compensation          Compensation
                                                                                 Stock
Name and Principal Position           Year     Salary($)      Bonus ($)         Options #
-------------------------------------------------------------------------------------------
Bernard Korn
Chairman of the Board,               1999      250,000             -               25,000
President, Chief Executive           1998      250,000             -                -
Officer and Director                 1997      250,000             -                -

James W. Stewart
Executive Vice President,            1999      150,000           25,000            25,000
Treasurer, Secretary                 1998      150,000             -                -
and Director                         1997      150,000             -                -

Paul Selden                          1999      217,000          147,055            25,000
President, Atlantic Hardware         1998      200,000          132,401            10,000
and Supply Corporation               1997      200,000           78,933            10,000

William Pagano                       1999      100,000          100,122            20,000
President, Universal Supply
Group, Inc.



Aggregated Option Exercises in Last Fiscal Year
and Fiscal Year-End Option Values
-------------------------------------------------------
The following table sets forth information concerning the value of unexercised stock options at the end of the 1999 fiscal year for the persons named in the Summary Compensation Table.


                                                                  Value of
                                                  Number of      Unexercised
                                                 Unexercised    In-The-Money
                      Shares                     Options at      Options at
                    Acquired On     Value      Fiscal Year-End  Fiscal Year-End
                     Exercise      Realized      Exercisable/    Exercisable/
                       (#)           ($)        Unexercisable   Unexercisable
-------------------------------------------------------------------------------------
Bernard Korn            0             0           87,000/0       $ 118,500/0

James W. Stewart        0             0           45,000/0       $  36,750/0

Paul Selden             0             0           45,000/0       $  21,250/0

William Pagano          0             0           0/20,000       $       0/0



Mr. Korn is employed pursuant to an employment agreement (the "Agreement"), expiring December 31, 2003 at an annual compensation of $250,000. In the event of Mr. Korn's death, the Agreement provides for continued compensation payments for a period of one year. In the event of Mr. Korn's disability, he will receive compensation for the balance of the term of the agreement at the rate of compensation then in effect. This agreement also provides for additional incentive compensation based on a percentage of the increase in market capitalization for the year 2000.

Mr. Stewart is employed pursuant to an employment agreement expiring December 31, 2004 at a compensation of $200,000 per annum for the years 2000 and 2001; $225,000 per annum for the years 2002 and 2003 and $250,000 per annum for the year 2004. Mr. Stewart's agreement also provides for annual incentive compensation, based on increases in pre-tax income from a base period of the year ended December 31, 1999.

Mr. Selden is employed pursuant to an employment agreement (the "Agreement") expiring December 31, 2001 at a compensation of $215,000 annually. The agreement also provides for additional incentive compensation based upon a percentage of the earnings, as defined, of Atlantic Hardware and Supply Corporation.

Mr. Pagano is employed pursuant to an employment agreement expiring on December 31, 2005 at a compensation of $200,000 per annum. The agreement also provides for an additional incentive compensation based on a percentage of earnings, as defined, of Universal Supply Group, Inc.

The Company paid Mr. Deutsch an aggregate of $40,000 for fees for professional services rendered to the Company and its subsidiaries during 1999.

Since January 2000, members of the Board of Directors, other than those employed by the Company or its subsidiaries, receive a fee of $1,000 for each meeting of the Board attended, limited to $4,000 per annum, in addition to an annual retainer of $12,000. Prior to January 2000, the annual retainer was $8,000.

Ratification of Selection of Accountants
----------------------------------------

There will be presented to the meeting for ratification the selection by the Company's Board of Directors of KPMG LLP, 1305 Walt Whitman Road, Suite 200, Melville, New York 11747 as independent public accountants for the Company for the fiscal year ending December 31, 2000. That firm has served the Company in such capacity since the Company's inception in 1964. Representatives of KPMG LLP will be present at the Annual Meeting and will be provided an opportunity to make a statement if they desire to do so. Such representatives are also expected to be available to respond to appropriate questions raised at the Annual Meeting.

The affirmative vote of the holders of a majority of the shares of Common Stock and Convertible Preferred Stock of the Company, voting together in person or by proxy as one class, is required to ratify such selection.

Services rendered by KPMG LLP during the year ended December 31, 1999 related mainly to the audit of the annual consolidated financial statements and consultation in connection with the Company's filing of reports with the Securities and Exchange Commission.

The Board of Directors recommends a vote FOR the ratification of the appointment of KPMG LLP as the Company's independent public accountants for the fiscal year ending December 31, 2000.

Shareholders Proposals for 2001 Annual Meeting
----------------------------------------------

Any shareholder proposal intended to be presented at the Company's 2001 Annual Meeting must be received by the Secretary of the Company, 3601 Hempstead Turnpike, Suite 121-I, Levittown, New York 11756-1315, no later than January 5, 2001 in order to be considered for inclusion in the proxy statement and form of proxy for such meeting.


Other Matters
-------------

Management of the Company knows of no matters to be presented at the Annual Meeting, other than the matters set forth in this proxy statement. However, if any other matters properly come before the meeting, the persons designated as proxies intend to vote such proxies in accordance with their best judgment.

                                      By Order of the Board of Directors,
                                                         James W. Stewart
Levittown, New York                                             Secretary
April 21, 2000

                            COLONIAL COMMERCIAL CORP.
                                  COMMON STOCK
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

           The undersigned hereby appoints Bernard Korn, James W. Stewart and Donald K. MacNeill, and each of them jointly and severally, proxies, with full power of substitution and revocation, to vote on behalf of the undersigned all shares of Common Stock of Colonial Commercial Corp. which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on June 7, 2000 or any adjournments thereof.

                         Please date, sign and mail your
                      proxy card back as soon as possible!

                         Annual Meeting of Shareholders
                            COLONIAL COMMERCIAL CORP.
                                  COMMON STOCK

                                  June 7, 2000

A    /X/ Please mark your votes as in this example.


1. Election of Directors: Nominees for Common Stock Directors: Gerald S. Deutsch, Bernard Korn, Paul Selden, James W. Stewart, Carl L. Sussman For, except vote withheld from the following nominee(s):


                  ---------------------------------------------

              FOR                                            WITHHELD
             ----                                              ----
             ----                                              ----

2. Proposal to ratify the selection of KPMG LLP as independent public accountants of the Company for the fiscal year ending December 31, 2000:

              FOR                   AGAINST               ABSTAIN
             ----                    ----                   ----
             ----                    ----                   ----


3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.


THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF MESSRS. DEUTSCH, KORN, SELDEN, STEWART AND SUSSMAN AND THE RATIFICATION OF THE SELECTION OF KPMG LLP.

Please mark, date, sign and return this proxy in the enclosed envelope.



Signatures______________ Date__________Signatures _______________Date___________
Note: Please sign exactly as ownership appears on this proxy. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                            COLONIAL COMMERCIAL CORP.
                           CONVERTIBLE PREFERRED STOCK
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

           The undersigned hereby appoints Bernard Korn, James W. Stewart and Donald K. MacNeill, and each of them jointly and severally, proxies, with full power of substitution and revocation, to vote on behalf of the undersigned all shares of Convertible Preferred Stock of Colonial Commercial Corp. which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on June 9, 1999 or any adjournments thereof.

                         Please date, sign and mail your
                      proxy card back as soon as possible!

                         Annual Meeting of Shareholders
                            COLONIAL COMMERCIAL CORP.
                           CONVERTIBLE PREFERRED STOCK

                                  June 7, 2000
      --
A /X/ Please mark your votes as in this example.


1. Election of Directors: Nominees for Preferred Stock Directors: William Koon, Ronald Miller, Jack Rose, Donald K. MacNeill For, except vote withheld from the following nominee(s):

                  ---------------------------------------------

              FOR                                            WITHHELD
             ----                                              ----
             ----                                              ----

2. Proposal to ratify the selection of KPMG LLP as independent public accountants of the Company for the fiscal year ending December 31, 2000:

              FOR                   AGAINST               ABSTAIN
             ----                    ----                   ----
             ----                    ----                   ----

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF MESSRS. WILLIAM KOON, RONALD MILLER, JACK ROSE, DONALD K. MAC NEILL AND THE RATIFICATION OF THE SELECTION OF KPMG LLP.

Please mark, date, sign and return this proxy in the enclosed envelope.


Signatures______________ Date__________Signatures _______________Date___________
Note: Please sign exactly as ownership appears on this proxy. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.